SMITH BARNEY INVESTMENT SERIES

on behalf of the

Smith Barney Premier Selections All Cap Growth Portfolio

SUPPLEMENT DATED OCTOBER 5, 2005

TO THE PROSPECTUS,

DATED FEBRUARY 25, 2005 AND TO

THE STATEMENT OF ADDITIONAL INFORMATION, DATED FEBRUARY 25, 2005

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus, the Statement of Additional Information and the Supplement dated September 29, 2005 to the Prospectus and Statement of Additional Information:

The Board of Trustees of Smith Barney Investment Series (the “Trust”) has approved an amendment to the Investment Management Agreement between the Trust, on behalf of Smith Barney Premier Selections All Cap Growth Portfolio (the “Portfolio”), a series of the Trust, and Smith Barney Fund Management LLC. Effective October 1, 2005, the Portfolio’s investment management fee, which is calculated daily and payable monthly, has been revised from a flat 0.75% of the Fund’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Portfolio’s Fee Rate Average Daily Net Assets	Investment Management Fee Rate

First $1 billion	0.750%
Next $1 billion	0.725%
Next $3 billion	0.700%
Next $5 billion	0.675%
Over $10 billion	0.650%

The terms of the amended Investment Management Agreement are the same in all other material respects as those of the current Investment Management Agreement.

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